AMENDMENT NO. 1 TO INTERNATIONAL
         SYSTEM CHARGE AND MARKETING (NON-U.S.) AGREEMENT

     This Amendment No. 1 to the International System Charge and Marketing (Non-U.S.) Agreement ("Amendment No. 1") is made and entered into as of this 30th day of June 1994 by and among Orbital Development Partners, L.P. ("ORBCOMM Development"), Teleglobe Mobile Partners ("Teleglobe Mobile") and ORBCOMM International Partners, L.P. ("ORBCOMM International").

                        W I T N E S S E T H

     WHEREAS, ORBCOMM Development, Teleglobe Mobile and ORBCOMM
International previously entered into the International System
Charge and Marketing (Non-U.S.) Agreement dated as of June 30, 1993 (the "Agreement"); and

     WHEREAS, ORBCOMM Development, Teleglobe Mobile and ORBCOMM
International desire to amend and modify the Agreement.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.


     SECTION 2. Section 8.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "8.2 Term of Marketing Services. The Operator shall perform the International Marketing Services from the date hereof until the earlier of the expiration of the Teleglobe Mobile Option Period and the exercise by Teleglobe Mobile of the Teleglobe Mobile Option."


     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the day and year first above written.


                               ORBCOMM DEVELOPMENT PARTNERS, L.P.

                               By:  Orbital Communications
                                    Corporation, General Partner


                                    By: /s/ Alan L. Parker
                                       Alan L. Parker
                                       President


                               By:  Teleglobe Mobile Partners,
                                    General Partner

                               By:  Teleglobe Mobile Investment Inc.,
                                    its Managing Partner


                                    By: /s/ Guthrie J. Stewart
                                       Guthrie J. Stewart
                                       Secretary


                               TELEGLOBE MOBILE PARTNERS

                               By:  Teleglobe Mobile Investment Inc.,
                                    its Managing Partner


                                    By: /s/ Guthrie J. Stewart
                                       Guthrie J. Stewart
                                       Secretary


                               ORBCOMM INTERNATIONAL PARTNERS, L.P.

                               By:  Orbital Communications
                                    Corporation, General Partner


                                    By: /s/ Alan L. Parker
                                       Alan L. Parker
                                       President

                               By:  Teleglobe Mobile Partners,
                                    General Partner

                               By:  Teleglobe Mobile Investment Inc.,
                                    its Managing Partner


                                    By: /s/ Guthrie J. Stewart
                                       Guthrie J. Stewart
                                       Secretary